                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                              September 30, 2000
                               (Date of Report)



                            AmeriGas Partners, L.P.
            (Exact name of registrant as specified in its charter)

       Delaware                      1-13692            23-2787918
 (state or other jurisdiction    (Commission File     (I.R.S. Employer
     of incorporation)               Number)          Identification No.)


                               460 N. Gulph Road
               King of Prussia, Pennsylvania               19406
              (Address of principal executive offices) (Zip Code)



                                (610) 337-7000
             (Registrant's telephone number, including area code)

Item 5.  Other Events.


         Other Events

         Attached as Exhibit 1 is the Second Amended and Restated Agreement of Limited Partnership of AmeriGas Partners, L.P. dated as of September 30, 2000.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits

          1 Second Amended and Restated Agreement of Limited Partnership of Limited Partnership of AmeriGas Partners, L.P. dated as of September 30, 2000.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AmeriGas Partners, L.P.
                                    (Registrant)

                                    By:  AmeriGas Propane, Inc.,
                                         as General Partner

                                    By:  /s/ Robert W. Krick
                                       -------------------------
                                        Robert W. Krick
                                        Assistant Treasurer
Date:  October 13, 2000

                                 EXHIBIT INDEX


1 Second Amended and Restated Agreement of Limited Partnership of Limited Partnership of AmeriGas Partners, L.P. dated as of September 30, 2000.